Supplement dated February 7, 1996 to Prospectus of Equity Income
Fund, Select Growth 1995 Series 2, 3, 4

 .f
Effective immediately, purchases of less than $250,000 of this series will be subject to an initial sales charge of up to 1% of the public offering price plus only the remaining installments of the deferred sales charge - the purchaser will not be required to pay previously deducted installments of the deferred sales charge. Purchases of $250,000 or more will only be subject to the remaining deferred sales charges.

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                       Initial Sales Charge As Percentage of
                       ~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~

                                                Net Amount
Amount Purchased       Public Offering Price    _Invested_
~~~~~~~~~~~~~~~~       ~~~~~~~~~~~~~~~~~~~~~    ~~~~~~~~~~

Less than $50,000             1%                     1.010%
$50,000 to $99,999           .75                      .756
$100,000 to $249,999         .25                      .251